ELFUN TAX-EXEMPT INCOME FUND

(the “Fund”)

Supplement dated January 9, 2019 to the Prospectus

dated April 30, 2018, as may be supplemented from time to time

Effective immediately, Arthur Aaronson and Steven Chung have replaced Michael Caufield as the portfolio managers of the Fund. Accordingly, effective immediately, the Prospectus is revised as follows:

On page 23 of the Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Arthur Aaronson and Steven Chung. Mr. Aaronson and Mr. Chung have both served as portfolio managers of the Fund since 2019.

Beginning on page 67 of the Prospectus, the ninth and tenth paragraphs of the sub-section entitled “Portfolio Management Teams” within the section entitled “Management and Organization” are deleted in their entirety and replaced with the following:

Key professionals involved in the day-to-day portfolio management of the Elfun Tax-Exempt Income Fund include the following:

Arthur Aaronson is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Global Fixed Income Solutions group focusing on Tax Exempt and Taxable Municipal securities. Mr. Aaronson joined SSGA in July 2016 through its acquisition of GE Asset Management (“GEAM”). He was a Portfolio Manager in the Insurance Asset Management Group prior to assuming his role on the Municipal team. He joined GEAM in 2002 as an Assistant Portfolio Manager. Prior to GEAM, he spent 11 years at the Princeton Insurance Companies as Vice President of Investments. Previous to his tenure at Princeton, he was Chief Financial Officer for Propac Underwriters and spent several years at Pannell Kerr Forster, a national public accounting firm. Mr. Aaronson has a Bachelor of Science in Accounting and Law from Clarkson University and is a Certified Public Accountant and a member of the Pennsylvania Institute of Certified Public Accountants.

Steven Chung, CFA, is a Vice President of SSGA and the Adviser and a Portfolio Manager in the Fixed Income Cash, and Currency team. Previously, he served as the lead analyst for municipal research and assisted all aspects of portfolio management for the Elfin Tax Exempt Income Fund since joining GE Asset Management (“GEAM”). Mr. Chung joined SSGA in July 2016 through its acquisition of GEAM. Prior to joining GEAM as a senior research analyst, he served as a municipal research analyst for Hartford Investment Management Company (HIMCO). His experience also includes having served as a public finance investment banker at various national firms for a decade. He has spent his entire professional career in the municipal industry. Mr. Chung has a Bachelor of Arts in Economics from Northwestern University and is a Chartered Financial Analyst (CFA) charter holder.

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